                                                                  CONFORMED COPY
                                IMAX CORPORATION

                          9 5/8% SENIOR NOTES DUE 2010


                               PURCHASE AGREEMENT

                                                               November 19, 2003


CREDIT SUISSE FIRST BOSTON LLC,
  As Representative of the Several Purchasers,
    Eleven Madison Avenue,
      New York, N.Y. 10010-3629

Dear Sirs:


         1. Introductory. IMAX Corporation, a corporation incorporated under the federal laws of Canada (the "COMPANY"), proposes, subject to the terms and conditions stated herein, to issue and sell to the several initial purchasers named in Schedule A hereto (the "PURCHASERS") U.S.$160,000,000 principal amount of its 9 5/8% Senior Notes due 2010 (the "OFFERED SECURITIES") to be issued under an indenture (the "INDENTURE"), dated as of the Closing Date (as defined below), between the Company, the guarantors named therein (each, a "GUARANTOR," and collectively the "GUARANTORS") and U.S. Bank National Association, as trustee (the "TRUSTEE"). The Offered Securities will be irrevocably and unconditionally guaranteed (the "GUARANTEES") as to payment of principal, premium, if any, interest and Special Interest (as defined in the Indenture), if any, on a senior basis, jointly and severally by each of the Guarantors. The United States Securities Act of 1933 is herein referred to as the "SECURITIES ACT."

         The holders of the Offered Securities will be entitled to the benefits of a Registration Rights Agreement to be dated December 4, 2003, among the Company, the Guarantors and the Purchasers (the "REGISTRATION RIGHTS AGREEMENT"), pursuant to which the Company agrees to file a registration statement with the Securities and Exchange Commission (the "COMMISSION") registering the resale of the Exchange Securities (as defined in the Registration Rights Agreement), under the Securities Act.

         The Company and the Guarantors hereby agree with the several Purchasers as follows:

         2. Representations and Warranties of the Company and the Guarantors. The Company and each of the Guarantors severally represent and warrant to, and agree with, the several Purchasers that:

                  (a) A preliminary offering circular and an offering circular relating to the Offered Securities to be offered by the Purchasers have been prepared by the Company. Such preliminary offering circular dated November 12, 2003 (the "PRELIMINARY OFFERING CIRCULAR") and offering circular (the "OFFERING CIRCULAR"), as supplemented as of the date of this Agreement, together with the documents incorporated by reference therein are hereinafter collectively referred to as the "OFFERING DOCUMENT". On the date of this Agreement, the Offering Document does not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The preceding sentence does not apply to statements in or omissions from the Offering Document based upon written information furnished to the Company by any Purchaser through Credit Suisse

         First Boston LLC ("CSFB") specifically for use therein, it being understood and agreed that the only such information is that described as such in Section 7(b) hereof. Except as disclosed in the Offering Document, on the date of this Agreement, the Company's Annual Report on Form 10-K/A most recently filed with the Commission and all subsequent reports which have been filed by the Company with the Commission or sent to shareholders pursuant to the Securities Exchange Act of 1934 (the "EXCHANGE ACT") do not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. Such documents, when they were filed with the Commission, conformed in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder.

                  (b) The Company has been duly amalgamated and is an existing corporation in good standing under the federal laws of Canada, with corporate power and authority to own its properties and conduct its business as described in the Offering Document; and the Company is duly qualified or registered to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification or registration, except where the failure to be so qualified or registered or to be in good standing would not reasonably be expected to have a material adverse effect on the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as a whole ("MATERIAL ADVERSE EFFECT").

                  (c) Each of the Guarantors has been duly incorporated or organized and is an existing corporation or other business organization, as the case may be, in good standing under the laws of the jurisdiction of its incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Offering Document; and each of the Guarantors is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification or registration, except where the failure to be so qualified or registered or to be in good standing would not reasonably be expected to have a Material Adverse Effect; all of the issued and outstanding capital stock or other ownership interests of each of the Guarantors has been duly authorized and, in the case of each Guarantor that is a corporation, validly issued and is fully paid and nonassessable; and the capital stock or other ownership interests of each Guarantor owned by the Company, directly or through subsidiaries, is owned free from liens, encumbrances and defects.

                  (d) The Indenture has been duly authorized by the Company; the Offered Securities have been duly authorized by the Company; and when the Offered Securities are delivered and paid for pursuant to this Agreement on the Closing Date (as defined below) and duly authenticated by the Trustee in accordance with the terms of the Indenture, the Indenture will have been duly executed and delivered by the Company, such Offered Securities will have been duly executed, issued and delivered and will conform in all material respects to the description thereof contained in the Offering Document and the Indenture and, assuming the due authentication of the Offered Securities by the Trustee, such Offered Securities will constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms, subject, as to enforcement, as to the effect of any applicable bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and subject to the effect of general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing (regardless of whether enforcement is considered in a proceeding in equity or at law).

                  (e) On the Closing Date, the Indenture will have been duly authorized by each Guarantor, and the Guarantee to be endorsed on the Offered Securities by each Guarantor will have been duly authorized by the applicable Guarantor. When the Offered Securities have been duly authorized, executed and authenticated in accordance with the Indenture and are delivered to and paid for by the Purchasers in accordance with the terms of this Agreement on the Closing Date and the Guarantees are endorsed on the Offered Securities, the Indenture will have been duly executed and delivered by each Guarantor, the Guarantee of each Guarantor endorsed on the Offered Securities will have been duly executed, issued and delivered by such Guarantor and the Indenture and the Guarantee will constitute valid and legally binding obligations of such Guarantor, enforceable in accordance with their terms, subject, as to enforcement, as to the effect of any applicable bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and subject to the effect of general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing (regardless of whether enforcement is considered in a proceeding in equity or at law).

                  (f) No consent, approval, authorization, or order of, or filing with, any governmental agency or body or any court in Canada or the United States by the Company and the Guarantors is required for the consummation of the transactions contemplated by this Agreement and the Registration Rights Agreement in connection with the issuance and sale of the Offered Securities and the Guarantees, except (i) for those that have, as of the date hereof, been obtained or made, (ii) for any filings with Canadian securities regulatory authorities of trade reports and copies of any offering memorandum used to effect sales of the Offered Securities or Exchange Securities (as defined in the Registration Rights Agreement) on a private placement basis in Canada,
         (iii) as required under the Securities Act and the United States Trust Indenture Act of 1939, as amended (the "TRUST INDENTURE ACT"), in connection with the Registration Rights Agreement, (iv) as required under applicable state securities or blue sky laws and (v) where the failure to obtain such consent would not reasonably be expected to have a Material Adverse Effect.

                  (g) Except as disclosed in the Offering Document, under current Canadian federal and Ontario laws and regulations, all interest, principal, premium, if any, and other payments due or made on the Offered Securities may be paid by the Company to the holder thereof in United States dollars or Canadian dollars that may be converted into foreign currency and freely transferred out of Canada and no such payments made to holders thereof who are Holders as defined in the Offering Circular under the heading "Certain Federal Income Tax Considerations -- Canadian Federal Income Tax Considerations" will be subject to income, withholding or other taxes under the laws and regulations of Canada or Ontario and all such payments will otherwise be free and clear of any other Canadian federal or Ontario tax, duty, withholding or deduction and without the necessity of obtaining any Canadian federal or Ontario governmental authorization.

                  (h) The execution, delivery and performance of the Indenture, this Agreement and the Registration Rights Agreement by the Company and each of the Guarantors, and the issuance and sale of the Offered Securities and the Guarantees and compliance with the terms and provisions thereof will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, (i) any statute, any rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company or any Guarantor or any of their properties, (ii) any material agreement or instrument to which the Company or any such Guarantor is a party or by which the Company or any such Guarantor is bound or to which any of the properties of the Company or any such Guarantor is subject, or (iii) the charter or by-laws of the Company or any such Guarantor, except in the case of clauses (i) and (ii), where such breach, violation or default would not individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, and the Company and each Guarantor has full power and authority to authorize, issue and sell the Offered Securities or the Guarantees, as applicable, as contemplated by this Agreement.

                  (i) This Agreement has been duly authorized, executed and delivered by the Company and, on the Closing Date, will have been duly ratified by each of the Guarantors.

                  (j) Except as disclosed in the Offering Document, the Company and its subsidiaries have good and marketable title to all real properties and all other properties and assets owned by them, in each case free from liens, encumbrances, mortgages, pledges, security interests, restrictions and defects that would materially affect the value thereof or materially interfere with the use made or to be made thereof by them, except as would not reasonably be expected to have a Material Adverse Effect; and except as disclosed in the Offering Document, the Company and its subsidiaries hold any leased real or personal property under valid and enforceable leases with no exceptions that would materially interfere with the use made or to be made thereof by them, except as would not reasonably be expected to have a Material Adverse Effect.

                  (k) The Company and its subsidiaries possess adequate certificates, authorities or permits issued by appropriate U.S., Canadian and foreign governmental agencies or bodies necessary to conduct the business now operated by them in all material respects. The Company and its subsidiaries have not received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit that would, individually or in the aggregate, reasonably be expected have a Material Adverse Effect.

                  (l) No labor dispute with the employees of the Company or any subsidiary exists or, to the knowledge of the Company, is imminent, which, in either case, would have a Material Adverse Effect.

                  (m) Except as disclosed in the Offering Document, the Company and its subsidiaries own, possess or can acquire on reasonable terms, adequate trademarks, trade names and other rights to inventions, know-how, patents, copyrights, confidential information and other intellectual property (collectively, "INTELLECTUAL PROPERTY RIGHTS") necessary to conduct the business now operated by them, or presently employed by them, or as proposed to be conducted by them as described in the Offering Circular and have not received any notice of infringement of or conflict with asserted rights of others with respect to any intellectual property rights or of any facts or circumstances that would render the intellectual property rights invalid or inadequate to protect the interests of the Company or any of its subsidiaries therein that, if determined adversely to the Company or any of its subsidiaries, would reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect.

                  (n) Except as disclosed in the Offering Document, neither the Company nor any of its subsidiaries is in violation of any statute, rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, "ENVIRONMENTAL LAWS"), owns or operates any real property contaminated with any substance that is subject to any environmental laws, is liable for any off-site disposal or contamination pursuant to any environmental laws, or is subject to any claim relating to any environmental laws, which violation, contamination, liability or claim would individually or in the aggregate have a Material Adverse Effect; and the Company is not aware of any pending investigation which might lead to such a claim.

                  (o) Except as disclosed in the Offering Document, there are no pending actions, suits, proceedings, inquiries or investigations against or affecting the Company, any of its subsidiaries or any of their respective properties that, if determined adversely to the Company or any of its subsidiaries, would reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect, or would materially and adversely affect the ability of the Company to perform its obligations under the Indenture, this Agreement or the Registration Rights Agreement, or which are otherwise material in the context of the sale of the Offered Securities; and no such actions, suits or proceedings are threatened or, to the Company's knowledge, contemplated.

                  (p) The consolidated financial statements of the Company included in the Offering Document, together with the related notes, present fairly in all material respects the financial position of the Company and its consolidated subsidiaries as of the dates shown and their results of operations and cash flows for the periods shown, and, except as otherwise disclosed in the Offering Document, such financial statements have been prepared in conformity with the generally accepted accounting principles in the United States applied on a consistent basis throughout the periods involved.

                  (q) Except as disclosed in the Offering Document, since the date of the latest audited financial statements of the Company included in the Offering Document there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as a whole, and, except as disclosed in or contemplated by the Offering Document, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

                  (r) The Company is subject to the reporting requirements of either Section 13 or Section 15(d) of the Exchange Act and files reports with the Commission on the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system.

                  (s) Neither the Company nor any of the Guarantors is an open-end investment company, unit investment trust or face-amount certificate company that is or is required to be registered under
         Section 8 of the United States Investment Company Act of 1940 (the "INVESTMENT COMPANY ACT"); and neither the Company nor any Guarantor is and, after giving effect to the offering and sale of the Offered Securities and the application of the proceeds thereof as described in the Offering Document, will be required to register as an "investment company" as defined in the Investment Company Act.

                  (t) No securities of the same class (within the meaning of Rule 144A(d)(3) under the Securities Act) as the Offered Securities are listed on any national securities exchange registered under Section 6 of the Exchange Act or quoted in a U.S. automated inter-dealer quotation system.

                  (u) Subject to compliance by the Purchasers with the representations, warranties and procedures set forth in Section 4 of this Agreement, the offer and sale of the Offered Securities and the Guarantees to the Purchasers in the manner contemplated by this Agreement will be exempt from the registration requirements of the Securities Act by reason of Section 4(2) thereof and Regulation S thereunder; and it is not necessary to qualify an indenture in respect of the Offered Securities under the Trust Indenture Act.

                  (v) None of the Company, the Guarantors, nor any of their respective affiliates, nor any person acting on its or their behalf (provided that no representation is made with respect to the Purchasers and their affiliates) (i) has, within the six-month period prior to the date hereof, offered or sold the Offered Securities, or any security of the same class or series as the Offered Securities or (ii) has offered or will offer or sell the Offered Securities (A) in the United States by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act, including, but not limited to, articles, notices or other communications published in any newspaper, magazine, or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising or (B) with respect to any such securities sold in reliance on Rule 903 of Regulation S ("REGULATION S") under the Securities Act, by means of any directed selling efforts within the meaning of Rule 902(c) of Regulation S. The Company, each of the Guarantors and each of their respective affiliates and any person acting on its or their behalf have complied and will comply with the offering restrictions requirement of Regulation S. Neither the Company nor any Guarantor has entered and neither will enter into any contractual arrangement with respect to the distribution of the Offered Securities except for this Agreement.

                  (w) The proceeds to the Company from the offering of the Offered Securities will not be used to purchase or carry any margin security.

                  (x) The entities listed on Schedule B hereto are the only subsidiaries (as defined in the Offering Circular), direct or indirect, of the Company.

                  (y) On the Closing Date, the Indenture will conform in all material respects to the requirements of the Trust Indenture Act, and the rules and regulations of the Commission applicable to an indenture which is qualified thereunder, other than the requirements relating to the eligibility of the trustee.

                  (z) The Exchange Securities will, when issued, have been duly authorized by the Company; and when the Exchange Securities are issued, executed and authenticated in accordance with the terms of the Exchange Offer (as defined in the Registration Rights Agreement) and the Indenture, the Exchange Securities will be entitled to the benefits of the Indenture and will be the valid and legally binding obligations of the Company, subject, as to enforcement, as to the effect of any applicable bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and subject to the effect of general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing (regardless of whether enforcement is considered in a proceeding in equity or at law).

                  (aa) The Guarantee to be endorsed on the Exchange Securities by each Guarantor will, when issued, have been duly authorized by the Guarantor; and when issued, will have been duly executed and delivered by each such Guarantor. When the Exchange Securities have been issued, executed, authenticated and delivered in accordance with the terms of the Exchange Offer and the Indenture and the Guarantee of each Guarantor is endorsed on the Exchange Securities, the Guarantee of each Guarantor endorsed on the Exchange Securities will constitute valid and legally binding obligations of such Guarantor, enforceable in accordance with its terms, subject, as to enforcement, as to the effect of any applicable bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and subject to the effect of general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing (regardless of whether enforcement is considered in a proceeding in equity or at law).

                  (bb) The Registration Rights Agreement has been duly authorized by the Company and, on the Closing Date, will have been duly authorized by the Guarantors and will have been duly executed and delivered by the Company and each of the Guarantors. When the Registration Rights Agreement has been duly executed and delivered, the Registration Rights Agreement will be a valid and binding agreement of the Company and each of the Guarantors, enforceable against the Company in accordance with its terms, subject, as to enforcement, as to the effect of any applicable bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and subject to the effect of general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing (regardless of whether enforcement is considered in a proceeding in equity or at law), and except that rights to indemnification or contribution may not be enforceable due to the application of federal or state securities laws or public policy relating thereto.

                  (cc) Neither the Company nor any of its subsidiaries is (i) in violation of its respective charter or by-laws or (ii) in default in the performance of any obligation, agreement, covenant or condition contained in any indenture, loan agreement, mortgage, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or their respective property is bound, except for such violations (other than the case of the Company's charter or by-laws) or defaults that would not be reasonably expected to have a Material Adverse Effect.

                  (dd) Except for the Registration Rights Agreement, there are no contracts, agreements or understandings between the Company or any Guarantor and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company or any Guarantor or to require the Company or any Guarantor to include such securities with the Securities registered pursuant to any Registration Statement.

                  (ee) Neither the Company nor any of the Guarantors nor any agent thereof acting on the behalf of them has taken, and none of them will take, any action that might cause this Agreement or the issuance or sale of the Offered Securities to violate Regulation T, Regulation U or Regulation X of the Board of Governors of the Federal Reserve System.

                  (ff) No "nationally recognized statistical rating organization" as such term is defined for purposes of Rule 436(g)(2) under the Securities Act (i) has imposed (or has informed the Company that it is considering imposing) any condition (financial or otherwise) on the Company's retaining any rating assigned to the Company, any securities of the Company or (ii) has indicated to the Company that it is considering (a) the downgrading, suspension, or withdrawal of, or any review for a possible change that does not indicate the direction of the possible change in, any rating so assigned or (b) any change in the outlook for any rating of the Company or any securities of the Company.

                  (gg) The Offered Securities and Guarantees offered and sold in reliance on Regulation S have been and will be offered and sold only in offshore transactions.

                  (hh) The sale of the Offered Securities and the Guarantees pursuant to Regulation S is not part of a plan or scheme to evade the registration provisions of the Securities Act.

                  (ii) The Company maintains and will maintain disclosure controls and procedures (as defined as Rule 13a-14 of the Exchange Act) designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported in accordance with the Exchange Act and the rules and regulations thereunder. The Company has carried out and will carry out evaluations, under the supervision and with the participation of the Company's management, of the effectiveness of the design and operation of the Company's disclosure controls and procedures in accordance with Rule 13a-15 of the Exchange Act.

                  (jj) Except as would not reasonably be expected to have a Material Adverse Effect, the Company and its subsidiaries are in compliance with, and conduct their businesses in conformity with, all applicable U.S. and Canadian federal, state, provincial, local and foreign laws, rules and regulations, including all export control rules and regulations, and all applicable ordinances, judgments, decrees, orders, units and injunctions of any court or governmental agency or body or the Toronto Stock Exchange or NASDAQ National Market.

                  (kk) The Company's existing backlog of orders is as described in the Offering Document; except as described in the Offering Document and to the knowledge of the Company, all such orders are valid and binding and in full force and effect with respect to the Company, except where the failure of such orders to be valid and binding or in full force and effect would not reasonably be expected to have a Material Adverse Effect.

                  (ll) Provided that a Purchaser is a Holder as defined in the Offering Circular under the heading "Certain Federal Income Tax Considerations -- Canadian Federal Income Tax Considerations" and does not provide services in Canada, no stamp tax or other issuance, goods and services or transfer taxes or duties and no capital gains, income, withholding or other taxes are payable by or on behalf of the Purchasers to any Canadian federal or Ontario taxing authority in connection with (A) the creation, issuance, sale and delivery of the Offered Securities to the Purchasers in the manner contemplated in this Agreement, the Registration Rights Agreement and the Indenture; or (B) the resale and delivery of such Offered Securities by the Purchasers outside of Canada in the manner contemplated in this Agreement, the Registration Rights Agreement and the Indenture.

                  (mm) The Company and each Guarantor has filed all foreign, federal, state, provincial and local tax returns that are required to be filed by it or has requested extensions thereof, except where the failure to so file such returns would not reasonably be expected to have a Material Adverse Effect and has paid all taxes required to be paid by it and any other assessment, interest, fine or penalty levied against it, to the extent that any of the foregoing is material and due and payable, except as would not reasonably be expected to have a Material Adverse Effect.

                  (nn) The accountants who audited the financial statements of the Company included in the Offering Document are independent public accountants as required by the Securities Act and the Rules and Regulations (as defined below) and are independent with respect to the Company within the meaning of the Canada Business Corporations Act.

                  (oo) No withholding tax imposed under the federal laws of Canada or the laws of Ontario will be payable in respect of the payment or crediting of the commissions contemplated by this Agreement by the Company to a Purchaser that is not, and is not deemed to be, a resident of Canada for the purposes of the Income Tax Act (Canada), or of any interest or deemed interest on the resale of Offered Securities by a Purchaser to U.S. residents provided that the Purchaser deals at arm's length with the Company (as such term is understood for purposes of the Income Tax Act (Canada)), and that such commissions are payable in respect of services rendered by the Purchaser wholly outside of Canada that are performed in the ordinary course of business carried on by the Purchaser outside of Canada that includes the performance of such services for a fee;

                  (pp) No goods and services tax imposed under the federal laws of Canada or retail sales taxes imposed under the laws of the Province of Ontario will be payable by the Company or collectable by a Purchaser in respect of the payment of commissions as contemplated by this Agreement to a Purchaser that is a non-resident of Canada, provided that such commissions are in respect of services performed by a Purchaser wholly outside of Canada.

         3. Purchase, Sale and Delivery of Offered Securities . On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to sell to the Purchasers, and the Purchasers agree, severally and not jointly, to purchase from the Company, at a purchase price of 100% of the principal amount thereof plus accrued interest from December 4, 2003, to the Closing Date (as hereinafter defined) in the respective principal amounts set forth opposite the names of the several Purchasers in Schedule A hereto. As compensation for the services rendered by the Purchasers to the Company in respect of the issuance and sale of the Offered Securities, the Company will pay to the Purchasers a commission of 2.69% of the principal amount thereof sold to the Purchasers under this Agreement.

         The Company will deliver against payment of the purchase price the Offered Securities in the form of one or more permanent global Securities in definitive form (the "GLOBAL SECURITIES") deposited with the Trustee as custodian for The Depository Trust Company ("DTC") and registered in the name of Cede & Co., as nominee for DTC. Interests in any permanent global Securities will be held only in book-entry form through DTC, except in the limited circumstances described in the Offering Document. Payment for the Offered Securities shall be made by the Purchasers in Federal (same day) funds by official check or checks or wire transfer to an account at a bank acceptable to CSFB drawn to the order of the Company at the office of Skadden, Arps, Slate, Meagher & Flom LLP, Four Times Square, New York, NY 10036 at 9:00 A.M. (New York time), on December 4, 2003, or at such other time not later than seven full business days thereafter as CSFB and the Company determine, such time being herein referred to as the "CLOSING DATE", against delivery to the Trustee as custodian for DTC of the Global Securities representing all of the Securities. The Global Securities will be made available for checking at the above office of Skadden, Arps, Slate, Meagher & Flom LLP at least 24 hours prior to the Closing Date.

         4. Representations by Purchasers; Resale by Purchasers.

                  (a) Each Purchaser severally represents and warrants to the Company that it is an "accredited investor" within the meaning of Regulation D under the Securities Act.

                  (b) Each Purchaser severally acknowledges that the Offered Securities have not been registered under the Securities Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except in accordance with Regulation S or pursuant to an exemption from the registration requirements of the Securities Act. Each Purchaser severally acknowledges that offers and sales of Offered Securities have and will be made by the Purchasers or their affiliates who are qualified to do so in the jurisdiction in which such offers or sales are made. Each Purchaser severally represents and agrees that it has offered and sold the Offered Securities, and will offer and sell the Offered Securities
         (i) as part of its distribution at any time and (ii) otherwise until 40 days after the later of the commencement of the offering and the Closing Date, only in accordance with Rule 903 or Rule 144A under the Securities Act ("RULE 144A"). Accordingly, neither such Purchaser nor its affiliates, nor any persons acting on its or their behalf, have engaged or will engage in any directed selling efforts with respect to the Offered Securities , and such Purchaser, its affiliates and all persons acting on its or their behalf have complied and will comply with the offering restrictions requirement of Regulation S. Each Purchaser severally agrees that, at or prior to confirmation of the sale of the Offered Securities, other than a sale pursuant to Rule 144A, such Purchaser will have sent to each distributor, dealer or person receiving a selling concession, fee or other remuneration that purchases the Offered Securities from it during the restricted period a confirmation or notice to substantially the following effect:

                  "The Securities covered hereby have not been registered under the U.S. Securities Act of 1933 (the "Securities Act") and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of their distribution at any time or (ii) otherwise until 40 days after the later of the date of commencement of the offering and the closing date, except in either case in accordance with Regulation S (or Rule 144A if available) under the Securities Act. Terms used above have the meanings given to them by Regulation S."

                  Terms used in this subsection (b) have the meanings given to them by Regulation S.

                  (c) Each Purchaser severally agrees that it and each of its affiliates has not entered and will not enter into any contractual arrangement with respect to the distribution of the Offered Securities except for any such arrangements with the other Purchasers or affiliates of the other Purchasers or with the prior written consent of the Company.

                  (d) Each Purchaser severally agrees that it and each of its affiliates has not and will not offer or sell the Offered Securities in the United States by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act, including, but not limited to (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or
         (ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising. Each Purchaser severally agrees, with respect to resales made in reliance on Rule 144A of any of the Offered Securities, to deliver either with the confirmation of such resale or otherwise prior to settlement of such resale a notice to the effect that the resale of such Offered Securities has been made in reliance upon the exemption from the registration requirements of the Securities Act provided by Rule 144A.

                  (e) Each of the Purchasers severally represents and agrees that (i) it has not offered or sold and prior to the expiry of a period of six months from the closing date, will not offer or sell any Offered Securities to persons in the United Kingdom except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995;
         (ii) it has only communicated or caused to be communicated and will only communicate or cause to be communicated any invitation or inducement to engage in investment activity (within the meaning of section 21 of the Financial Services and Markets Act 2000 (the "FSMA")) received by it in connection with the issue or sale of any Offered Securities in circumstances in which section 21(1) of the FSMA does not apply to the Company; and (iii) it has complied and will comply with all applicable provisions of the FSMA with respect to anything done by it in relation to the Offered Securities in, from or otherwise involving the United Kingdom.

                  (f) Each Purchaser severally represents, warrants and agrees to and with the Company that: (i) it will not offer or resell any of the Offered Securities in any province or territory of Canada so as to give rise to any requirement on the part of the Company or any Guarantor to file a prospectus in any such province or territory; (ii) any offers or resales of Offered Securities made to Canadian residents will be made only to residents of those provinces defined as "Private Placement Provinces" in the final confidential Canadian Offering Memorandum and only to the categories of exempt purchasers referred to therein pursuant to available prospectus exemptions; and (iii) in making any offers and resales of Offered Securities in such provinces, it will comply with all applicable securities laws, rules, regulations, instruments, policy statements and notices in such provinces (collectively, "Provincial Securities Laws") at all relevant times including, without limitation, any applicable dealer registration requirements. Each Purchaser severally agrees to indemnify and save harmless the Company and each Guarantor, their officers, directors, shareholders, agents and employees from and against any and all claims, demands, suits, proceedings, expenses, losses, obligations, fees, expenses and liabilities of whatever nature arising, whether directly or indirectly, as a consequence of any breach by or failure to comply, on the part of, such Purchaser with the foregoing.

                  (g) Each Purchaser that offers or resells any Offered Securities to residents of Canada shall promptly notify the Company in writing of all details concerning any such offers or resales as may be required by the Company in order to enable it to fulfill any notice, filing or other obligation arising from such sales under applicable Provincial Securities Laws in a timely fashion.

         5. Certain Agreements of the Company and the Guarantors. The Company and each of the Guarantors severally agree with the several Purchasers that:

                  (a) Prior to the completion of the resale of the Offered Securities by the Purchasers, which shall be evidenced by written notice by CSFB upon request by the Company, the Company will advise CSFB promptly of any proposal to amend or supplement the Offering Document and will not effect such amendment or supplementation without CSFB's consent (which such consent shall not be unreasonably withheld); provided, however, this provision shall not prohibit the Company from complying in a timely manner with its disclosure obligations under applicable securities legislation and the requirements of any relevant stock exchange, with respect to events that occur after the date of this Agreement. If, at any time prior to the earlier of (i) the completion of the resale of the Offered Securities by the Purchasers, which shall be evidenced by written notice by CSFB upon request by the Company and (ii) the effectiveness of the Shelf Registration Statement (as defined in the Registration Rights Agreement), any event occurs as a result of which the Offering Document as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any such time to amend or supplement the Offering Document to comply with any applicable law, the Company promptly will notify CSFB of such event and promptly will prepare, at its own expense, an amendment or supplement which will correct such statement or omission or effect such compliance. Upon receipt of a notice pursuant to this Section 5(a), each Purchaser shall forthwith discontinue any use of the Offering Document in connection with the offer or sale of the Offered Securities until such Purchaser has received an amendment or supplement pursuant to this Section 5(a) or until such Purchaser is advised by the Company in writing that the use of the then-exiting Offering Document may be resumed. Neither CSFB's consent to, nor the Purchasers' delivery to offerees or investors of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 6.

                  (b) The Company will furnish to CSFB copies of any Preliminary Offering Circular, the Offering Document and all amendments and supplements to such documents, in each case as soon as available and in such quantities as CSFB reasonably requests, and the Company will furnish to CSFB on the Closing Date, one copy of the Offering Document certified by a duly authorized officer of the Company. At any time when the Company is not subject to Section 13 or 15(d) of the Exchange Act and is not exempt from reporting pursuant to Rule 12g3-2(b) under the Exchange Act, the Company will promptly furnish or cause to be furnished to CSFB upon request (and, upon request, to each of the other Purchasers) and, upon request of holders and prospective purchasers of the Offered Securities, to such holders and purchasers, copies of the information required to be delivered to holders and prospective purchasers of the Offered Securities pursuant to Rule 144A(d)(4) under the Securities Act (or any successor provision thereto) in order to permit compliance with Rule 144A in connection with resales by such holders of the Offered Securities. The Company will pay the expenses of printing and distributing to the Purchasers all such documents.

                  (c) Each of the Company and the Guarantors will use its reasonable best efforts to arrange for the qualification of the Offered Securities and the Guarantees for sale and the determination of their eligibility for investment under the laws of such jurisdictions in the United States as CSFB designates and will continue such qualifications in effect so long as required for the resale of the Offered Securities by the Purchasers, provided that the Company will not be required to qualify as a foreign corporation or to file a general consent to service of process in any such state, which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject.

                  (d) During the period of two years after the Closing Date, the Company will, upon request, furnish to CSFB, each of the other Purchasers and any holder of Offered Securities a copy of the restrictions on transfer applicable to the Offered Securities.

                  (e) During the period of two years after the Closing Date, the Company will not, and, to the best of its ability, will not permit any of its affiliates (as defined in Rule 144 under the Securities Act) to, resell any of the Offered Securities that have been reacquired by it, if after such resale, the Offered Securities would be "restricted securities" as defined in Rule 144A.

                  (f) During the period of two years after the Closing Date, the Company will not be or become, an open-end investment company, unit investment trust or face-amount certificate company that is or is required to be registered under Section 8 of the Investment Company Act.

                  (g) The Company will pay all expenses (together with VAT where applicable) incidental to the performance of its obligations under this Agreement, the Indenture and Registration Rights Agreement, including
         (i) the fees and expenses of the Trustee and its professional advisers;
         (ii) all expenses in connection with the execution, issue, authentication, packaging and initial delivery of the Offered Securities, the Guarantees and, as applicable, the Exchange Securities (as defined in the Registration Rights Agreement), the preparation and printing by the Company of this Agreement, the Registration Rights Agreement, the Offered Securities, the Guarantees, the Indenture, the Offering Document and amendments and supplements thereto, and any other document relating to the issuance, offer, sale and delivery of the Offered Securities, the Guarantees and as applicable, the Exchange Securities; (iii) the cost of listing the Offered Securities and qualifying the Offered Securities and Guarantees for trading in The PortalSM Market ("PORTAL") and any expenses incidental thereto; (iv) for any expenses (including the reasonable fees and disbursements of counsel) incurred in connection with qualification of the Offered Securities, the Guarantees or the Exchange Securities for sale under the laws of such jurisdictions in the United States and Canada as CSFB designates (subject to Section 5(c)) and the printing of memoranda relating thereto; (v) for any fees charged by investment rating agencies for the rating of the Securities or the Exchange Securities, and (vi) for expenses incurred in distributing preliminary offering circulars and the Offering Document (including any amendments and supplements thereto) to the Purchasers. The Company will also pay or reimburse the Purchasers (to the extent incurred by them) for all travel expenses of the Purchasers and the Company's officers and employees and any other expenses of the Purchasers and the Company in connection with attending or hosting meetings with prospective purchasers of the Offered Securities from the Purchasers.

                  (h) In connection with the offering, until CSFB shall have notified the Company and the other Purchasers of the completion of the resale of the Offered Securities, neither the Company nor any of its affiliates has or will, either alone or with one or more other persons, bid for or purchase for any account in which it or any of its affiliates has a beneficial interest any Offered Securities or attempt to induce any person to purchase any Offered Securities; and neither it nor any of its affiliates will make bids or purchases for the purpose of creating actual, or apparent, active trading in, or of raising the price of, the Offered Securities .

                  (i) Except as contemplated by this Agreement and the Registration Rights Agreement, for a period of 90 days after the date of the initial offering of the Offered Securities by the Purchasers, the Company will not offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, or file with the Commission a registration statement under the Act relating to, any United States dollar-denominated debt securities issued or guaranteed by the Company and having a maturity of more than one year from the date of issue, or publicly disclose the intention to make any such offer, sale, pledge, disposition or filing, without the prior written consent of CSFB, which consent shall not be unreasonably withheld or delayed. Each of the Company will not at any time offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, any securities under circumstances where such offer, sale, pledge, contract or disposition would cause the exemption afforded by Section 4(2) of the Securities Act or the safe harbor of Regulation S thereunder to cease to be applicable to the offer and sale of the Offered Securities.

                   (j) The Company will indemnify and hold harmless the Purchasers against any documentary, stamp or similar issuance tax, including any interest and penalties, on the creation, issuance and sale of the Offered Securities and on the execution and delivery of this Agreement. All payments to be made by the Company hereunder shall be made without withholding or deduction for or on account of any present or future taxes, duties or governmental charges imposed under the laws of Canada or the laws of Ontario whatsoever unless the Company is compelled by law to deduct or withhold such taxes, duties or charges. In that event, the Company shall pay such additional amounts as may be necessary in order that the net amounts received after such withholding or deduction shall equal the amounts that would have been received if no withholding or deduction had been made, except where such deduction or withholding was required because the Purchaser is, or is deemed to be, a resident of Canada, does not deal at arm's length with the Company or has rendered services to the Company in Canada.

         6. Conditions of the Obligations of the Purchasers. The obligations of the several Purchasers to purchase and pay for the Offered Securities will be subject to the accuracy of the representations and warranties on the part of the Company and the Guarantors herein, to the accuracy of the statements of officers of the Company and the Guarantors made pursuant to the provisions hereof, to the performance by the Company and the Guarantors of their obligations hereunder and to the following additional conditions precedent:

                  (a) The Purchasers shall have received a letter, dated the date of this Agreement, of PricewaterhouseCoopers LLP, confirming that they are independent public accountants within the meaning of the Securities Act and the applicable published rules and regulations thereunder ("RULES AND REGULATIONS") and to the effect that:

                           (i) in their opinion the consolidated financial
                  statements examined by them and included in the Offering Document, as prepared in accordance U.S. generally accepted accounting principles, comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the related published Rules and Regulations;

                           (ii) they have performed the procedures specified by
                  the American Institute of Certified Public Accountants for a review of interim financial information as described in Statement of Auditing Standards No. 100, Interim Financial Information and as described in Statement of Auditing Standards No. 71, Interim Financial Information, on any unaudited financial statements included in the Offering Document;

                           (iii) on the basis of the review referred to in
                  clause (ii) above, a reading of the latest available interim consolidated financial statements of the Company, inquiries of officials of the Company who have responsibility for financial and accounting matters and other specified procedures, nothing came to their attention that caused them to believe that:

                                     (A) the unaudited financial statements
                           included in the Offering Document do not comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the related published Rules and Regulations or any material modifications should be made to such unaudited financial statements for them to be in conformity with U.S. generally accepted accounting principles;

                                    (B) at the date of the latest available
                           balance sheet read by such accountants, or at a subsequent specified date not more than three business days prior to the date of this Agreement, there was any change in the share capital or any increase in short-term indebtedness or long-term debt of the Company and its consolidated subsidiaries or, at the date of the latest available balance sheet read by such accountants, there was any decrease in consolidated net current assets or net assets, as compared with amounts shown on the latest balance sheet included in the Offering Document; or

                                    (C) for the period from the closing date of
                           the latest income statement included in the Offering Document to the closing date of the latest available income statement read by such accountants there were any decreases, as compared with the corresponding period of the previous year and with the period of corresponding length ended the date of the latest income statement included in the Offering Document, in consolidated net sales, net operating income, income before extraordinary items, net income or in the ratio of earnings to fixed charges;

                  except in all cases set forth in clauses (B) and (C) above for changes, increases or decreases which the Offering Document disclose have occurred or may occur or which are described in such letter; and

                            (iv) they have compared specified dollar amounts (or
                  percentages derived from such dollar amounts) and other financial information contained in the Offering Document (to the extent that such dollar amounts, percentages and other financial information are derived from the general accounting records of the Company and its subsidiaries subject to the internal controls of the Company's accounting system or are derived directly from such records by analysis or computation) with the results obtained from inquiries, a reading of such general accounting records and other procedures specified in such letter and have found such dollar amounts, percentages and other financial information to be in agreement with such results, except as otherwise specified in such letter.

                  (b) Subsequent to the execution and delivery of this Agreement, there shall not have occurred (i) any change, or any development or event involving a prospective change, in the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as one enterprise which, in the reasonable judgment of a majority in interest of the Purchasers including CSFB, is material and adverse and makes it impractical or inadvisable to proceed with completion of the offering or the sale of and payment for the Offered Securities; (ii) any downgrading in the rating of any debt securities of the Company by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Securities Act), or any public announcement that any such organization has under surveillance or review its rating of any debt securities of the Company (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating) or any announcement that the Company has been placed on negative outlook; (iii) any change in U.S., Canada, or international financial, political or economic conditions or currency exchange rates or exchange controls as would, in the reasonable judgment of a majority in interest of the Purchasers including CSFB, be likely to prejudice materially the success of the proposed issue, sale or distribution of the Offered Securities, whether in the primary market or in respect of dealings in the secondary market, (iv) any material suspension or material limitation of trading in securities generally on the New York Stock Exchange or the NASDAQ National Market, or any setting of minimum prices for trading on such exchange, or any suspension of trading of any securities of the Company on any exchange or in the over-the-counter market; (v) any banking moratorium declared by U.S. Federal or New York authorities; (vi) any major disruption of settlements of securities or clearance services in the United States or (vii) any attack on, outbreak or escalation of hostilities or act of terrorism involving the United States or Canada, any declaration of war by Congress, the Canadian Prime Minister and/or Parliament or any other national or international calamity or emergency if, in the reasonable judgment of a majority in interest of the Purchasers including CSFB, the effect of any such attack, outbreak, escalation, act, declaration, calamity or emergency makes it impractical or inadvisable to proceed with completion of the offering or sale of and payment for the Offered Securities.

                  (c) The Purchasers shall have received an opinion, dated the Closing Date, of Shearman & Sterling LLP, special United States counsel for the Company and the Guarantors, that:

                           (i) This Agreement has been duly authorized, executed
                  and delivered by each of David Keighley Productions 70MM Inc., IMAX II U.S.A. Inc., IMAX Minnesota Holding Co., IMAX Scribe Inc., IMAX Theatre Holding Co., IMAX Theatre Holdings (OEI) Inc., IMAX Theatre Management Company, IMAX U.S.A. Inc., Ridefilm Corporation, IMAX (Titanic) Inc., IMAX Film Holding Co., IMAX Pictures Corporation, Immersive Entertainment Inc., IMAX Providence General Partner Co., IMAX Providence Limited Partner Co., IMAX Theatre Holding (California I) Co., IMAX Theatre Holding (California II) Co., IMAX Theatre Holding (Nyack I) Co., IMAX Theatre Holding (Nyack II) Co., Panda Productions Inc. and Strategic Sponsorship Corporation (each, a "DELAWARE CORPORATE SUBSIDIARY" and, together, the "DELAWARE CORPORATE Subsidiaries") and by Nyack Theatre LLC (the "NEW YORK SUBSIDIARY"), and assuming (i) the due authorization, execution and delivery of this Agreement by the Company and IMAX Sandde Animation Inc., IMAX Space Ltd., IMAX Theatre Services Ltd., Mitey Cinema Inc., Mountainview Theatre Management Ltd., Starboard Theatres Ltd., Wire Frame Films Ltd., 1329507 Ontario Inc., 924689 Ontario Inc., IMAX (Titanica) Ltd., IMAX Music Ltd., IMAX Theatre Holding (Broussard) Inc., Tantus Films Ltd., Tantus II Films Ltd. and RPM Pictures Ltd. (each, a "CANADIAN SUBSIDIARY" and, together, the "CANADIAN SUBSIDIARIES") under the laws of Ontario and Alberta and the federal laws of Canada applicable therein ("CANADIAN LAW"), (ii) the due authorization, execution and delivery by Miami Theatre LLC, Sacramento Theatre LLC and IMAX Chicago Theatre LLC (each, a "DELAWARE LLC SUBSIDIARY" and together, the "DELAWARE LLC SUBSIDIARIES") under the laws of Delaware and (iii) the due authorization, execution and delivery by each of the Non-Delaware Subsidiaries (as defined below) under the laws of each of their respective jurisdictions of incorporation or formation, as applicable, this Agreement (to the extent that execution and delivery are governed by the laws of the State of New
                  York) has been executed and delivered by the Company and each of the Guarantors;

                           (ii) The Registration Rights Agreement has been duly
                  authorized, executed and delivered by each of the Delaware Corporate Subsidiaries and the New York Subsidiary, and assuming (i) the due authorization, execution and delivery of the Registration Rights Agreement by the Company and each of the Canadian Subsidiaries under Canadian Law, (ii) the due authorization, execution and delivery of the Registration Rights Agreement by the Delaware LLC Subsidiaries under the laws of Delaware and (iii) the due authorization, execution and delivery of the Registration Rights Agreement by the Non-Delaware Subsidiaries under the laws of each of their respective jurisdictions of incorporation or formation, as applicable, the Registration Rights Agreement (to the extent that execution and delivery are governed by the laws of the State of New York) has been executed and delivered by the Company, each of the Canadian Subsidiaries, each of the Delaware LLC Subsidiaries and each of the Non-Delaware Subsidiaries, and constitutes a valid and binding instrument of the Company and each of the Guarantors, enforceable against the Company and each of the Guarantors in accordance with its terms, subject, as to enforcement, as to the effect of any applicable bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and subject to the effect of general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing (regardless of whether enforcement is considered in a proceeding in equity or at law), and except that rights to indemnification or contribution may not be enforceable due to the application of federal or state securities laws or public policy relating thereto;

                           (iii) The Indenture has been duly authorized,
                  executed and delivered by each of the Delaware Corporate Subsidiaries and the New York Subsidiary, and assuming (i) the due authorization, execution and delivery of the Indenture by the Company and each of the Canadian Subsidiaries under Canadian Law, (ii) the due authorization, execution and delivery of the Indenture by each of the Delaware LLC Subsidiaries under the laws of Delaware, (iii) the due authorization, execution and delivery of the Indenture by each of the Non-Delaware Subsidiaries under the laws of each of their respective jurisdictions of incorporation or formation, as applicable, and (iv) due authorization, execution, and delivery of the Indenture by the Trustee, the Indenture (to the extent that execution and delivery are governed by the laws of the State of New York) has been executed and delivered by the Company and each of the Guarantors and constitutes a valid and binding instrument of the Company and each of the Guarantors, enforceable against the Company and each of the Guarantors in accordance with its terms, subject, as to enforcement, as to the effect of any applicable bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and subject to the effect of general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing (regardless of whether enforcement is considered in a proceeding in equity or at law);

                           (iv) The Offered Securities conform to the
                  description thereof contained in the Offering Document and assuming the due authorization, execution and delivery of the Offered Securities by the Company under Canadian Law, and assuming the due authentication of the Offered Securities by the Trustee in the manner described in its certificate (which fact such counsel need not have determined by an inspection of the Offered Securities), the Offered Securities (to the extent that execution and delivery are governed by the laws of the State of New York) have been executed and delivered by the Company and constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, subject, as to enforcement, as to the effect of any applicable bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and subject to the effect of general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing (regardless of whether enforcement is considered in a proceeding in equity or at law);

                           (v) The Guarantees have been duly authorized by the
                  Delaware Corporate Subsidiaries and the New York Subsidiary. Assuming (i) the due authorization, execution and delivery of the Guarantees by the Canadian Subsidiaries under Canadian Law, (ii) the due authorization, execution and delivery of the Guarantees by the Delaware LLC Subsidiaries under the laws of Delaware and (iii) the due authorization, execution and delivery of the Guarantees by the Non-Delaware Subsidiaries under the laws of each of their respective jurisdictions of incorporation or formation, as applicable, the Guarantees endorsed on the Offered Securities (to the extent execution and delivery are governed by the laws of the State of New York) have been executed and delivered by the Guarantors and, assuming the Indenture has been executed and the Offered Securities have been duly authenticated by the Trustee in accordance with the terms of the Indenture and delivered to and paid for by the Purchasers in accordance with the terms of this Agreement, will be the valid and legally binding obligations of each Guarantor, enforceable against each Guarantor in accordance with their terms, subject, as to enforcement, as to the effect of any applicable bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and subject to the effect of general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing (regardless of whether enforcement is considered in a proceeding in equity or at law);

                           (vi) The statements set forth in the Offering
                  Circular under the caption (a) "Description of the Notes", insofar as they purport to constitute a summary of the terms of the Offered Securities, the Indenture and the Registration Rights Agreement described therein, fairly summarize such terms in all material respects, and (b) "Certain Federal Income Tax Considerations - U.S. Federal Income Tax Considerations," insofar as they purport to describe the provisions of the laws or documents referred to therein, fairly summarize such laws or documents in all material respects;

                           (vii) Assuming (a) the accuracy of and compliance
                  with the representations, warranties and covenants of the Company and the Guarantors in this Agreement and (b) the accuracy of and compliance with the representations, warranties and covenants of the Purchasers in this Agreement, no registration of the Offered Securities under the Securities Act and no qualification of an indenture under the Trust Indenture Act with respect thereto, is required in connection with the offer, sale and delivery of the Offered Securities to the Purchasers and the initial resale of the Offered Securities by the Purchasers in the manner contemplated by the this Agreement and the Offering Circular (it being understood that such counsel does not express any opinion as to any subsequent resale of any of the Offered Securities);

                           (viii) Neither the Company nor any of the Guarantors
                  are or, after giving effect to the offering and sale of the Offered Securities, will be required to be registered as an "investment company", as such term is defined in the Investment Company Act;

                           (ix) No consent, approval, authorization, order,
                  registration or qualification of or with any United States federal of New York State court or governmental agency or body is required for the issue and sale of the Offered Securities or the Guarantees by the Company and the Guarantors, the resale of the Offered Securities by the Purchasers or the consummation by the Company and the Guarantors of the transactions contemplated by the Purchase Agreement, the Indenture or the Registration Rights Agreement, except as required under the Securities Act and the Trust Indenture Act in connection with the Registration Rights Agreement and applicable state securities or blue sky laws;

                           (x) The execution, delivery and performance of the
                  Indenture, this Agreement and the Registration Rights Agreement and the issuance and sale of the Offered Securities and the Guarantees and compliance with the terms and provisions thereof will not result in (a) a breach of, or constitute a default under, any of the provisions of the Indenture, dated as of December 4, 1998 between the Company and U.S. Bank Trust National Association, as trustee, relating to the Company's $200,000,000 of aggregate principal amount 7 7/8% Senior Notes due December 1, 2005, as supplemented by the First Supplemental Indenture to be dated prior to or on the Closing Date between the Company and U.S. Bank Trust National Association, as trustee, or (b) contravene any United States federal or New York law, rule or regulation applicable to the Company, or any order identified to us by the Company applicable to the Company of any court or of any other United States federal or New York State governmental body or instrumentality having jurisdiction over it or any of its property (it being understood that for the purpose of the opinion in this paragraph (xiii), we are not passing upon compliance with respect to antifraud or similar provisions of any law, rule or regulation); and

                           (xi) Assuming the due authorization, execution and
                  delivery of the this Agreement, the Indenture and the Registration Rights Agreement by the Company under Canadian Law, the submission by the Company to the non-exclusive jurisdiction of the courts of the State of New York pursuant to Section 14 of this Agreement, pursuant to Section 112 of the Indenture and Section 9 of the Registration Rights Agreement is effective. Such counsel shall note that a court of the State of New York or the United States of America sitting in New York County has the power to decline to hear an action based on this Agreement, the Indenture or the Registration Rights Agreement on the ground that the State of New York is an inconvenient forum.

         In addition, such counsel will state in a separate letter that it has no reason to believe that the Offering Circular, or any amendment or supplement thereto, as of the date hereof and as of the Closing Date, contained or contains any untrue statement of a material fact or omitted or omits to state any material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made, not misleading; it being understood that such counsel need express no opinion as to the financial statements or other financial data contained in or omitted from Offering Circular.

                           (d) The Purchasers shall have received an opinion, dated such Closing Date, of McCarthy Tetrault LLP, Canadian counsel for the Company and the Canadian Subsidiaries, to the effect that:

                           (i) The Company has been duly amalgamated and is
                  validly existing under the federal laws of Canada, with corporate power and authority to own its properties and conduct its business as described in the Offering Circular; and the Company is duly licensed to do business as an extra-provincial corporation in good standing in all Canadian jurisdictions in which its ownership or lease of property or the conduct of its business requires such licenses;

                           (ii) Each of the Canadian Subsidiaries has been duly
                  incorporated and is validly existing under the federal laws of Canada, the laws of Ontario or the laws of Alberta, as the case may be, with corporate power and authority to own its properties and conduct its business as described in the Offering Circular; and each Canadian Subsidiary is duly licensed to do business as an extra-provincial corporation in good standing in all Canadian jurisdictions in which its ownership or lease of property or the conduct of its business requires such license; based solely on an officer's certificate, all of the issued and outstanding capital stock of each Canadian Subsidiary has been duly authorized and validly issued and is fully paid and nonassessable;

                           (iii) Except for those that have been obtained, no
                  authorization, approval, permit, consent, license, registration, filing, order, qualification or exemption of any Canadian federal or Ontario government, governmental instrumentality or court is required for (A) the valid authorization, issuance, sale and delivery by the Company to the Purchasers of the Offered Securities in the United States and (B) the valid execution and delivery of, and the performance by the Company of its obligations, under this Agreement, the Registration Rights Agreement or the Indenture;

                           (iv) The statements set forth in the Offering
                  Circular, under the headings "Risk Factors -- Risks Related to the Notes -- Certain bankruptcy and insolvency laws may impair the trustee's ability to enforce remedies under the notes," "Risk Factors -- Risks Related to Our Business -- Because we are incorporated in Canada, it may be difficult for you to enforce against us liabilities based solely on U.S. federal securities laws," "Certain Federal Income Tax Considerations -- Canadian Federal Income Tax Considerations," insofar as such statements purport to describe matters of Canadian federal law, provide an accurate summary thereof, in all material respects, subject to the qualifications and limitations referred to therein;

                           (v) The execution, delivery and performance of this
                  Agreement, the Registration Rights Agreement and the Indenture, and the issuance and sale of the Offered Securities to the Purchasers in the United States, in each case, by the Company will not result in a breach or violation, or constitute a default under, any applicable Canadian federal or Ontario statute, rule, or regulation, or the articles or by-laws of the Company, and the Company has the corporate power and authority to authorize, issue and sell the Offered Securities as contemplated by this Agreement, the Registration Rights Agreement and the Indenture;

                           (vi) The execution, delivery and performance of this
                  Agreement, the Registration Rights Agreement and the Indenture and the issuance of the Guarantees, in each case, by each of the Canadian Subsidiaries will not result in a breach or violation, or constitute a default under, any applicable Canadian federal or Ontario statute, rule, or regulation, or the articles or by-laws of each of the Canadian Subsidiaries, and each of the Canadian Subsidiaries has the corporate power and authority to authorize, issue and deliver the Guarantees as contemplated by this Agreement, the Registration Rights Agreement and the Indenture;

                           (vii) To such counsel's knowledge, no order having
                  the effect of ceasing or suspending the distribution of the Offered Securities has been issued by any securities commission or securities regulatory authority in Canada and no proceedings for that purpose have been instituted or are pending;

                           (viii) The Company is not, to such counsel's
                  knowledge, on any list of defaulting reporting issuers maintained under the securities legislation of any Canadian province that provides for a reporting issuer regime;

                           (ix) The Indenture is exempt from the trust indenture
                  requirements of Part VIII of the Canada Business Corporations Act, including the requirement that the trustee under the Indenture be a body corporate incorporated under the laws of Canada or a province and authorized to carry on the business of a trust company. No registration, filing or recording of the Indenture under the federal laws of Canada is necessary in order to preserve or protect the validity or enforceability of the Indenture or the Offered Securities issued thereunder;

                           (x) Except as disclosed in the Offering Document,
                  under current Canadian federal and Ontario laws and regulations, all interest, principal, premium, if any, and other payments due or made on the Offered Securities may be paid by the Company to the holder thereof in United States dollars or Canadian dollars that may be converted into foreign currency and freely transferred out of Canada and no such payments made to holders thereof who are Holders as defined in the Offering Circular under the heading "Certain Federal Income Tax Considerations -- Canadian Federal Income Tax Considerations" will be subject to income, withholding or other taxes under the laws and regulations of Canada or Ontario and all such payments will otherwise be free and clear of any other Canadian federal or Ontario tax, duty, withholding or deduction and without the necessity of obtaining any Canadian federal or Ontario governmental authorization;

                           (xi) Provided that a Purchaser is a Holder as defined
                  in the Offering Circular under the heading "Certain Federal Income Tax Considerations -- Canadian Federal Income Tax Considerations" and does not provide services in Canada, no stamp tax or other issuance, goods and services or transfer taxes or duties and no capital gains, income, withholding or other taxes are payable by or on behalf of the Purchasers to any Canadian federal or Ontario taxing authority in connection with (A) the creation, issuance, sale and delivery of the Offered Securities to the Purchasers in the manner contemplated in this Agreement, the Registration Rights Agreement and the Indenture; or (B) the resale and delivery of such Offered Securities by the Purchasers outside of Canada in the manner contemplated in this Agreement, the Registration Rights Agreement and the Indenture;

                           (xii) A court of competent jurisdiction in the
                  Province of Ontario (an "Ontario Court") would give effect to the choice of the laws of the State of New York ("New York Law") as the proper law governing this Agreement, the Registration Rights Agreement, the Indenture and the Offered Securities provided that such choice of law is bona fide (in the sense that it was not make with a view to avoiding the consequences of the laws of any other jurisdiction) and provided that such choice of New York Law is not contrary to public policy, as that term is applied by an Ontario Court;

                           (xiii) There are no reasons under the laws of the
                  Province of Ontario or the federal laws of Canada applicable therein for avoiding on public policy grounds the choice of New York Law to govern this Agreement, the Registration Rights Agreement, the Indenture or the Offered Securities;

                           (xiv) If this Agreement, the Registration Rights
                  Agreement, the Indenture or the Offered Securities are sought to be enforced in the Province of Ontario in accordance with the laws applicable thereto as chosen by the parties, namely New York Law, and an Ontario Court recognized the choice of New York Law, an Ontario Court would, upon appropriate evidence as to such law being adduced, apply such law in the enforcement of this Agreement, the Registration Rights Agreement, the Indenture or the Offered Securities, provided that none of the provisions of this Agreement, the Registration Rights Agreement, the Indenture or the Offered Securities, as the case may be, or of applicable New York Law is contrary to public policy as that term is applied by an Ontario Court; provided, however, that, in matters of procedure, the laws of the Province of Ontario will be applied, and an Ontario Court will retain discretion to decline to hear such action if it is contrary to public policy, as that term is applied by an Ontario Court, for it to do so; or if it is not the proper forum to hear such an action, or if concurrent proceedings are being brought elsewhere;

                           (xv) The laws of the Province of Ontario and the
                  federal laws of Canada applicable therein permit an action to be brought before an Ontario Court on a final and conclusive judgment in personam of a New York Court respecting the enforcement of this Agreement, the Registration Rights Agreement or the Indenture that is not impeachable as void or voidable or otherwise ineffective under New York Law and for a sum certain if: (a) the New York Court rendering such judgment had jurisdiction over the Company, as recognized by an Ontario Court; (b) such judgment was not obtained by fraud or in a manner contrary to natural justice or other rule of law, whether equitable, legal or statutory, and the enforcement thereof would not be inconsistent with public policy as such term is understood under the laws of the Province of Ontario or contrary to any order made by the Attorney General of Canada under the Foreign Extraterritorial Measures Act (Canada) or by the Competition Tribunal under the Competition Act (Canada); (c) the enforcement of such judgment does not constitute, directly or indirectly, the enforcement of foreign revenue, public or penal laws; and (d) the action to enforce such judgment is commenced within the applicable limitation period;

                           (xvi) To such counsel's knowledge, other than as set
                  out in the Offering Document, there is not pending or threatened any action, suit, proceeding, inquiry, or investigation, to which the Company is a party, or to which the property of the Company is subject, before or brought by any court or governmental agency or body in Canada which, individually or in the aggregate, would result in a Material Adverse Effect, or which would materially and adversely affect the properties or assets of the Company or the consummation of the transactions contemplated in this Agreement, the Registration Rights Agreement and the Indenture or the performance by the Company of its obligations thereunder;

                           (xvii) Each of this Agreement, the Registration
                  Rights Agreement and the Indenture has been duly authorized by all necessary corporate action on the part of the Company and each of the Canadian Subsidiaries to the extent that they are governed by the federal law of Canada or the laws of Ontario and to the extent that execution and delivery are matters governed by Canadian federal or Ontario law, each of this Agreement, the Registration Rights Agreement and the Indenture have been executed and delivered by the Company and each Canadian Subsidiary;

                           (xviii) The Offered Securities have been duly
                  authorized for issuance by all necessary corporate action on the part of the Company, and assuming due authorization and authentication of the Offered Securities by the trustee in accordance with the Indenture and receipt in full of the consideration for the issuance, the Offered Securities have been duly issued and, to the extent that execution and delivery are matters governed by Canadian federal or Ontario law, the global certificate representing the Offered Securities has been duly executed and delivered by the Company;

                           (xix) The Guarantees have been duly authorized by all
                  necessary corporate action on the part of the Canadian Subsidiaries and, to the extent that execution and delivery are matters governed by Canadian federal or Ontario law, the Guarantees have been duly executed and delivered by each of the Canadian Subsidiaries;

                           (xx) No withholding tax imposed under the federal
                  laws of Canada or the laws of Ontario will be payable in respect of the payment or crediting of the commissions contemplated by this Agreement by the Company to a Purchaser that is not, and is not deemed to be, a resident of Canada for the purposes of the Income Tax Act (Canada), or of any interest or deemed interest on the resale of Offered Securities by a Purchaser to U.S. residents provided that the Purchaser deals at arm's length with the Company (as such term is understood for purposes of the Income Tax Act (Canada)), and that such commissions are payable in respect of services rendered by the Purchaser wholly outside of Canada that are performed in the ordinary course of business carried on by the Purchaser outside of Canada that includes the performance of such services for a fee; and

                           (xxi) No goods and services tax imposed under the
                  federal laws of Canada or retail sales taxes imposed under the laws of the Province of Ontario will be payable by the Company or collectable by a Purchaser in respect of the payment of commissions as contemplated by this Agreement to a Purchaser that is a non-resident of Canada, provided that such commissions are in respect of services performed by a Purchaser wholly outside of Canada.

                  In addition, such counsel will state in a separate letter that it has no reason to believe that the Offering Circular, or any amendment or supplement thereto, as of the date hereof and as of the Closing Date, contained any untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein not misleading; it being understood that such counsel need express no view as to the financial statements or other financial or statistical data contained in or omitted from the Offering Circular and that counsel's view will be based solely on Ontario law and its involvement as Canadian counsel.

                  (e) The Purchasers shall have received an opinion, dated the Closing Date, of Robert Lister, General Counsel to the Company, that:

                           (i) Each of Delaware Corporate Subsidiaries and each
                  of the Delaware LLC Subsidiaries (together with the Delaware Corporate Subsidiaries, the "DELAWARE SUBSIDIARIES") and the New York Subsidiary have been, to such counsel's knowledge, duly incorporated or formed and is an existing corporation, or other business organization, and is in good standing under the laws of the jurisdiction of its incorporation or organization, as the case may be, with all requisite power and authority (corporate or otherwise) to own its properties and conduct its business as described in the Offering Document; the Company owns all of the issued and outstanding capital stock of each of the Delaware Corporate Subsidiaries.

                           (ii) The execution, delivery and performance of this
                  Agreement, the Registration Rights Agreement, the Indenture and the Guarantees to be endorsed on the by each of the Delaware LLC Subsidiaries have been duly authorized by all necessary corporate or other action on the part of each Delaware LLC Subsidiary;

                           (iii) The execution, delivery and performance of this
                  Agreement, the Registration Rights Agreement and the Indenture and the issuance of the Guarantees, in each case, by each of the Delaware Subsidiaries and the New York Subsidiary will not result in a breach or violation, or constitute a default under, (i) any statute, rule, or regulation, or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over any Delaware Subsidiary or the New York Subsidiary or any of their respective properties, (ii) any material agreement or instrument to which the Delaware Subsidiary is a part or by which any such Delaware Subsidiary or the New York Subsidiary is subject, or (iii) the charter or by-laws or limited liability company agreement, as applicable, of each of the Delaware Subsidiaries and the New York Subsidiary, except in the case of clauses (i) and (ii), where such breach, violation or default would not individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, and each of the Delaware Subsidiaries and the New York Subsidiary has the full power and authority to authorize, issue and deliver the Guarantees as contemplated by this Agreement, the Registration Rights Agreement and the Indenture;

                           (iv) Other than the Registration Rights Agreement, to
                  such counsel's knowledge after reasonable investigation, there are no contracts, agreements or understandings between the Company or any Guarantor and any person granting such person the right to require the Company or any Guarantor to file a registration statement under the Securities Act with respect to any securities of the Company or any Guarantor or to require the Company or any Guarantor to include such securities with the Securities registered pursuant to any Registration Statement;

                           (v) To such counsel's knowledge, except as disclosed
                  in the Offering Document, there are no pending, threatened or contemplated actions, suits, proceedings, inquiries, or investigations against or affecting any subsidiary or any of their respective properties that, if determined adversely to any subsidiary, would reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect, or would materially and adversely affect the ability of the Company or the Guarantors to perform their obligations under this Agreement, the Registration Rights Agreement and the Indenture;

                  (f) The Purchasers shall have received an opinion, dated the Closing Date, of Sirote & Permutt, P.C., special Alabama counsel to Sonics Associates, Inc., of Jaburg & Wilk, P.C., special Arizona counsel to IMAX Theatre Management (Scottsdale), Inc., of Dann Pecar Newman Kleiman, P.C., special Indiana counsel to IMAX Indianapolis LLC, of Lionel Sawyer & Collins, special Nevada counsel to IMAX Forum Ride, Inc. and of Cameron & Mittleman LLP, special Rhode Island counsel to IMAX Rhode Island Limited Partnership (each the "NON-DELAWARE GUARANTOR"), that, as applicable:

                           (i) The Non-Delaware Guarantor has been duly incorporated or formed and is an existing corporation or other business organization, in good standing under the laws of the jurisdiction of its incorporation or organization, as the case may be, with all requisite power and authority (corporate or otherwise) to own its properties and conduct its business as described in the Offering Document;

                           (ii) The execution, delivery and performance of this Agreement, the Registration Rights Agreement, the Indenture and the Guarantee by the Non-Delaware Guarantor have been duly authorized by all necessary corporate or other action on the part of the Non-Delaware Guarantor; and

                           (iii) The execution, delivery and performance of this Agreement, the Registration Rights Agreement and the Indenture, and the issuance of the Guarantees, in each case, by the Non-Delaware Guarantor will not result in a breach or violation, or constitute a default under any U.S. federal or applicable state statute, rule, or regulation, or the articles or formation documents or by-laws or organizational documents of each of the Non-Delaware Guarantor.

                  (g) The Purchasers shall have received from Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the Purchasers, such opinion or opinions, dated the Closing Date, with respect to the validity of the Offered Securities, the Offering Circular, the exemption from registration for the offer and sale of the Offered Securities by the Company to the several Purchasers and the resales by the several Purchasers as contemplated hereby and other related matters as CSFB may reasonably require, and the Company shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters. In rendering such opinion, Skadden, Arps, Slate, Meagher & Flom LLP may rely as to the incorporation of the Company and all other matters governed by Canadian law upon the opinion of McCarthy Tetrault LLP referred to above.

                  (h) The Purchasers shall have received from Osler, Hoskin & Harcourt LLP, Canadian counsel for the Purchasers, such opinion, dated the Closing Date, with respect to the incorporation of the Company, the validity of the Offered Securities and such matters as CSFB may reasonably require, and the Company shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass on such matters.

                  (i) The Purchasers shall have received a certificate, dated the Closing Date, of one of the Co-Chief Executive Officers and the Chief Financial Officer of the Company and each Guarantor in which such officers, to the best of their knowledge, shall state that the representations and warranties of the Company and the Guarantors in this Agreement are true and correct as of such Closing Date, that the Company and the Guarantors have complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date, and that, subsequent to the date of this Agreement there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the Company and the subsidiaries taken as a whole except as described in such certificate.

                  (j) The Purchasers shall have received a letter, dated the Closing Date, of PricewaterhouseCoopers LLP which meets the requirements of subsection (a) of this Section, except that the specified date referred to in such subsection will be a date not more than three business days prior to the Closing Date for the purposes of this subsection.

                  (k) The Registration Rights Agreement shall have been signed and delivered on the Closing Date by the Company and each of the Guarantors.

         Documents described as being "in the agreed form" are documents which are in the forms which have been initialed for the purpose of identification by Skadden, Arps, Slate, Meagher & Flom LLP, copies of which are held by the Company and CSFB, with such changes as CSFB may approve.

         The Company will furnish the Purchasers with such conformed copies of such opinions, certificates, letters and documents as the Purchasers reasonably request. CSFB may in its sole discretion waive on behalf of the Purchasers compliance with any conditions to the obligations of the Purchasers hereunder, whether in respect of an Optional Closing Date or otherwise.

         7. Indemnification and Contribution. (a) The Company and the Guarantors will indemnify and hold harmless each Purchaser, its partners, directors and officers and each person, if any, who controls such Purchaser within the meaning of Section 15 of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such Purchaser may become subject, under the Securities Act or the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Offering Document, or any amendment or supplement thereto, or any related preliminary offering circular or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, including any losses, claims, damages or liabilities arising out of or based upon the Company's or any Guarantor's failure to perform its obligations under Section 5(a) of this Agreement, and will reimburse each Purchaser for any legal or other expenses reasonably incurred by such Purchaser in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that neither the Company nor any of the Guarantors will be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company by any Purchaser through CSFB specifically for use therein, it being understood and agreed that the only such information consists of the information described as such in subsection (b) below; provided, further, however, that the foregoing indemnity agreement with respect to losses, claims, damages or liabilities shall not inure to the benefit of any Purchaser (or any person controlling any Purchaser) with respect to any losses, claims, damages arising out of or based upon (x) any untrue statement or alleged untrue statement of any material fact in the Offering Document or (y) the omission or alleged omission to state in the Offering Document a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, if: (1) the Company furnished sufficient copies of the Offering Document or an amended Offering Document on a timely basis to permit delivery of the Offering Document or an amended Offering Document to all persons purchasing notes from the Purchasers in the initial resale of such notes (such person "Initial Resale Purchasers") at or prior to the written confirmation of the sale of the Offered Securities to such person; (2) the Initial Resale Purchaser asserting such losses, claims, damages or liabilities purchased Offered Securities in the initial resale from the Purchasers and a copy of the Offering Document or an amended Offering Document was not sent or given by or on behalf of such Purchaser to such Initial Resale Purchaser; and
(3) the Offering Document or an amended Offering Document would have cured the defect giving rise to such losses, claims, damages or liabilities.

                  (b) Each Purchaser will severally and not jointly indemnify and hold harmless the Company, the Guarantors, their respective directors and officers and each person, if any, who controls the Company or the Guarantors within the meaning of Section 15 of the Securities Act, against any losses, claims, damages or liabilities to which the Company may become subject, under the Securities Act or the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Offering Document, or any amendment or supplement thereto, or any related preliminary offering circular, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Purchaser through CSFB specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred, it being understood and agreed that the only such information furnished by any Purchaser consists of (i) the following information in the Offering Document furnished on behalf of each Purchaser: under the caption "Plan of Distribution" paragraphs three, seven, eleven and thirteen, the third sentence of the tenth paragraph and the second sentence of the twelfth paragraph; provided, however, that the Purchasers shall not be liable for any losses, claims, damages or liabilities arising out of or based upon the Company's failure to perform its obligations under Section 5(a) of this Agreement.

                  (c) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under subsection (a) or (b) above, notify the indemnifying party of the commencement thereof; but the failure to notify the indemnifying party shall not relieve it from any liability that it may have under subsection (a) or (b) above except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided further that the failure to notify the indemnifying party shall not relieve it from any liability that it may have to an indemnified party otherwise than under subsection (a) or (b) above. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the prior written consent of the indemnified party (which consent shall not be unreasonably withheld), effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes (i) an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action and (ii) does not include a statement as to or an admission of fault, culpability or failure to act by or on behalf of any indemnified party. No indemnified party shall, without the prior written consent of the indemnifying party, effect any settlement or compromise of, or consent to the entry of any judgment with respect to any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnifying party from all liability on any claims that are the subject matter of such action and (ii) does not include a statement as to or an admission of fault, culpability or failure to act by or on behalf of any indemnifying party, which consent shall not be unreasonably withheld. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by this Section 7(c), the indemnified party may effect a settlement or compromise of, or consent to the entry of any judgment with respect to any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder without the consent of the indemnifying party and the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement; provided that an indemnifying party shall not be liable for any such settlement effected without its consent it such indemnifying party, prior to the date of such settlement,
(1) reimburses such indemnified party in accordance with such request for the amount of such fees and expenses of counsel as the indemnifying party believes in good faith to be reasonable, and (2) provides written notice to the indemnified party that the indemnifying party disputes in good faith the reasonableness of the unpaid balance of such fees and expenses.

                  (d) If the indemnification provided for in this Section is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Guarantors on the one hand and the Purchasers on the other from the offering of the Offered Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Guarantors on the one hand and the Purchasers on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Company and the Guarantors on the one hand and the Purchasers on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total discounts and commissions received by the Purchasers from the Company under this Agreement. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Guarantors or the Purchasers and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d). Notwithstanding the provisions of this subsection (d), no Purchaser shall be required to contribute any amount in excess of the amount by which the total discounts, fees and commissions received by such Purchaser exceeds the amount of any damages which such Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. The Purchasers' obligations in this subsection (d) to contribute are several in proportion to their respective purchase obligations and not joint.

                  (e) The obligations of the Company and the Guarantors under this Section shall be in addition to any liability which the Company and the Guarantors may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Purchaser within the meaning of the Securities Act or the Exchange Act; and the obligations of the Purchasers under this Section shall be in addition to any liability which the respective Purchasers may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act.

         8. Default of Purchasers. If any Purchaser or Purchasers default in their obligations to purchase Offered Securities hereunder and the aggregate principal amount of Offered Securities that such defaulting Purchaser or Purchasers agreed but failed to purchase does not exceed 10% of the total principal amount of Offered Securities, CSFB may make arrangements satisfactory to the Company for the purchase of such Offered Securities by other persons, including any of the Purchasers, but if no such arrangements are made by the Closing Date, the non-defaulting Purchasers shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the Offered Securities that such defaulting Purchasers agreed but failed to purchase. If any Purchaser or Purchasers so default and the aggregate principal amount of Offered Securities with respect to which such default or defaults occur exceeds 10% of the total principal amount of Offered Securities and arrangements satisfactory to CSFB and the Company for the purchase of such Offered Securities by other persons are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Purchaser or the Company, except as provided in Section 9. As used in this Agreement, the term "Purchaser" includes any person substituted for a Purchaser under this Section. Nothing herein will relieve a defaulting Purchaser from liability for its default.

         9. Survival of Certain Representations and Obligations. The respective indemnities, agreements, representations, warranties and other statements of the Company or the Guarantors or their respective officers and of the several Purchasers set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any Purchaser, the Company or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Offered Securities. If this Agreement is terminated pursuant to Section 8 or if for any reason the purchase of the Offered Securities by the Purchasers is not consummated, the Company and the Guarantors shall remain responsible for the reasonable expenses to be paid or reimbursed by it pursuant to Section 5 and the respective obligations of the Company and the Guarantors and the Purchasers pursuant to
Section 7 shall remain in effect. If the purchase of the Offered Securities by the Purchasers is not consummated for any reason other than solely because of the termination of this Agreement pursuant to Section 8 or the occurrence of any event specified in clause (iii), (iv), (v), (vi) or (vii) of Section 6(b), the Company and the Guarantors will reimburse the Purchasers for all reasonable out-of-pocket expenses (including reasonable fees and disbursements of counsel) reasonably incurred by them in connection with the offering of the Offered Securities .

         10. Notices. All communications hereunder will be in writing and, if sent to the Purchasers will be mailed, delivered or telecopied and confirmed to the Purchasers, c/o Credit Suisse First Boston LLC, Eleven Madison Avenue, New York, N.Y. 10010-3629, Attention: Transactions Advisory Group, or, if sent to the Company or the Guarantors, will be mailed, delivered or telecopied and confirmed to it at IMAX Corporation,

2525 Speakman Drive, Sheridan Science and Technology Park, Mississauga, Ontario L5K 1B1, Canada, Attention: General Counsel; provided, however, that any notice to a Purchaser pursuant to Section 7 will be mailed, delivered or telecopied and confirmed to such Purchaser.

         11. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the controlling persons referred to in Section 7, and no other person will have any right or obligation hereunder, except that holders of Offered Securities shall be entitled to enforce the agreements for their benefit contained in the second and third sentences of Section 5(b) hereof against the Company as if such holders were parties thereto.

          12. Representation of Purchasers. You will act for the several Purchasers in connection with this purchase, and any action under this Agreement taken by you will be binding upon all the Purchasers and the Company shall be authorized to act upon any such action by or on behalf of the Purchasers.

         13. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

         14. APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         The Company and each of the Guarantors hereby submits to the non-exclusive jurisdiction of the Federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

         The obligation of the Company or any of the Guarantors in respect of any sum due to any Purchaser shall, notwithstanding any judgment in a currency other than United States dollars, not be discharged until the first business day, following receipt by such Purchaser of any sum adjudged to be so due in such other currency, on which (and only to the extent that) such Purchaser may in accordance with normal banking procedures purchase United States dollars with such other currency; if the United States dollars so purchased are less than the sum originally due to such Purchaser hereunder, the Company and each Guarantor agree, as a separate obligation and notwithstanding any such judgment, to indemnify such Purchaser against such loss. If the United States dollars so purchased are greater than the sum originally due to such Purchaser hereunder, such Purchaser agrees to pay to the Company an amount equal to the excess of the dollars so purchased over the sum originally due to such Purchaser hereunder.

                            [signature pages follow]

         If the foregoing is in accordance with the Purchasers' understanding of our agreement, kindly sign and return to us one of the counterparts hereof, whereupon it will become a binding agreement between the Company, the Guarantors and the several Purchasers in accordance with its terms.

                               Very truly yours,

                               ISSUER:

                               IMAX Corporation


                               By  /s/  G. Mary Ruby
                                 -----------------------------------
                               Name:    G. Mary Ruby
                               Title:   Sr. Vice President, Legal Affairs

                               By  /s/  Edward MacNeil
                                 -----------------------------------
                               Name: Edward MacNeil
                               Title:   Vice President Finance, Special Projects

                               GUARANTORS:

                               David Keighley Productions 70MM Inc.


                               By  /s/  G. Mary Ruby
                                 -----------------------------------
                               Name:    G. Mary Ruby
                               Title:   Secretary

                               By  /s/  Edward MacNeil
                                 -----------------------------------
                               Name: Edward MacNeil
                               Title: Vice President


                               IMAX II U.S.A. Inc.


                               By  /s/  G. Mary Ruby
                                 -----------------------------------
                               Name:    G. Mary Ruby
                               Title:   Secretary

                               By  /s/  Edward MacNeil
                                 -----------------------------------
                               Name: Edward MacNeil
                               Title: Vice President

                              IMAX Chicago Theatre LLC
                              By its Managing Member
                              IMAX Theatre Holding (California I) Co.


                              By  /s/  G. Mary Ruby
                                -----------------------------------
                              Name:    G. Mary Ruby
                              Title:   Secretary

                              By  /s/  Edward MacNeil
                                -----------------------------------
                              Name: Edward MacNeil
                              Title: Vice President


                              IMAX Forum Ride, Inc.


                              By  /s/  G. Mary Ruby
                                -----------------------------------
                              Name:    G. Mary Ruby
                              Title:   Secretary

                              By  /s/  Edward MacNeil
                                -----------------------------------
                              Name: Edward MacNeil
                              Title: Vice President


                              IMAX Minnesota Holding Co.


                              By  /s/  G. Mary Ruby
                                -----------------------------------
                              Name:    G. Mary Ruby
                              Title:   Secretary

                              By  /s/  Edward MacNeil
                                -----------------------------------
                              Name: Edward MacNeil
                              Title: Vice President


                              IMAX Rhode Island Limited Partnership
                              By its General Partner
                              IMAX Providence General Partner Co.


                              By  /s/  G. Mary Ruby
                                -----------------------------------
                              Name:    G. Mary Ruby
                              Title:   Secretary

                              By  /s/  Edward MacNeil
                                -----------------------------------
                              Name: Edward MacNeil
                              Title: Vice President

                             IMAX Sandde Animation Inc.


                             By  /s/  G. Mary Ruby
                               -----------------------------------
                             Name:    G. Mary Ruby
                             Title:   Secretary

                             By  /s/  Edward MacNeil
                               -----------------------------------
                             Name: Edward MacNeil
                             Title: Vice President


                             IMAX Scribe Inc.


                             By  /s/  G. Mary Ruby
                               -----------------------------------
                             Name:    G. Mary Ruby
                             Title:   Secretary

                             By  /s/  Edward MacNeil
                               -----------------------------------
                             Name: Edward MacNeil
                             Title: Vice President


                             IMAX Space Ltd.


                             By  /s/  G. Mary Ruby
                               -----------------------------------
                             Name:    G. Mary Ruby
                             Title:   Secretary

                             By  /s/  Edward MacNeil
                               -----------------------------------
                             Name: Edward MacNeil
                             Title: Vice President


                             IMAX Theatre Holding Co.


                             By  /s/  G. Mary Ruby
                               -----------------------------------
                             Name:    G. Mary Ruby
                             Title:   Secretary

                             By  /s/  Edward MacNeil
                               -----------------------------------
                             Name: Edward MacNeil
                             Title: Vice President

                             IMAX Theatre Holdings (OEI) Inc.


                             By  /s/  G. Mary Ruby
                               -----------------------------------
                             Name:    G. Mary Ruby
                             Title:   Secretary

                             By  /s/  Edward MacNeil
                               -----------------------------------
                             Name: Edward MacNeil
                             Title: Vice President


                             IMAX Theatre Management Company


                             By  /s/  G. Mary Ruby
                               -----------------------------------
                             Name:    G. Mary Ruby
                             Title:   Secretary

                             By  /s/  Edward MacNeil
                               -----------------------------------
                             Name: Edward MacNeil
                             Title: Vice President


                             IMAX Theatre Services Ltd.


                             By  /s/  G. Mary Ruby
                               -----------------------------------
                             Name:    G. Mary Ruby
                             Title:   Secretary

                             By  /s/  Edward MacNeil
                               -----------------------------------
                             Name: Edward MacNeil
                             Title: Vice President


                             IMAX U.S.A. Inc.


                             By  /s/  G. Mary Ruby
                               -----------------------------------
                             Name:    G. Mary Ruby
                             Title:   Secretary

                             By  /s/  Edward MacNeil
                               -----------------------------------
                             Name: Edward MacNeil
                             Title: Vice President

                             Miami Theatre LLC
                             By its Managing Member
                             IMAX Theatre Holding (California I) Co.


                             By  /s/  G. Mary Ruby
                               -----------------------------------
                             Name:    G. Mary Ruby
                             Title:   Secretary

                             By  /s/  Edward MacNeil
                               -----------------------------------
                             Name: Edward MacNeil
                             Title: Vice President


                             Mitey Cinema Inc.


                             By  /s/  G. Mary Ruby
                               -----------------------------------
                             Name:    G. Mary Ruby
                             Title:   Secretary

                             By  /s/  Edward MacNeil
                               -----------------------------------
                             Name: Edward MacNeil
                             Title: Vice President

                             Mountainview Theatre Management Ltd.


                             By  /s/  G. Mary Ruby
                               -----------------------------------
                             Name:    G. Mary Ruby
                             Title:   Secretary

                             By  /s/  Edward MacNeil
                               -----------------------------------
                             Name: Edward MacNeil
                             Title: Vice President


                             Nyack Theatre LLC
                             By its Managing Member
                             IMAX Theatre Holding (Nyack I) Co.


                             By  /s/  G. Mary Ruby
                               -----------------------------------
                             Name:    G. Mary Ruby
                             Title:   Secretary

                             By  /s/  Edward MacNeil
                               -----------------------------------
                             Name: Edward MacNeil
                             Title: Vice President

                             Ridefilm Corporation


                             By  /s/  G. Mary Ruby
                               -----------------------------------
                             Name:    G. Mary Ruby
                             Title:   Secretary

                             By  /s/  Edward MacNeil
                               -----------------------------------
                             Name: Edward MacNeil
                             Title: Vice President


                             Sacramento Theatre LLC
                             By its Managing Member
                             IMAX Theatre Holding (California I) Co.


                             By  /s/  G. Mary Ruby
                               -----------------------------------
                             Name:    G. Mary Ruby
                             Title:   Secretary

                             By  /s/  Edward MacNeil
                               -----------------------------------
                             Name: Edward MacNeil
                             Title: Vice President


                             Sonics Associates, Inc.


                             By  /s/  G. Mary Ruby
                               -----------------------------------
                             Name:    G. Mary Ruby
                             Title:   Secretary

                             By  /s/  Edward MacNeil
                               -----------------------------------
                             Name: Edward MacNeil
                             Title: Vice President


                             Starboard Theatres Ltd.


                             By  /s/  G. Mary Ruby
                               -----------------------------------
                             Name:    G. Mary Ruby
                             Title:   Secretary

                             By  /s/  Edward MacNeil
                               -----------------------------------
                             Name: Edward MacNeil
                             Title: Vice President

                             Tantus Films Ltd.


                             By  /s/  G. Mary Ruby
                               -----------------------------------
                             Name:    G. Mary Ruby
                             Title:   Secretary

                             By  /s/  Edward MacNeil
                               -----------------------------------
                             Name: Edward MacNeil
                             Title: Vice President


                             Wire Frame Films Ltd.


                             By  /s/  G. Mary Ruby
                               -----------------------------------
                             Name:    G. Mary Ruby
                             Title:   Secretary

                             By  /s/  Edward MacNeil
                               -----------------------------------
                             Name: Edward MacNeil
                             Title: Vice President


                             1329507 Ontario Inc.


                             By  /s/  G. Mary Ruby
                               -----------------------------------
                             Name:    G. Mary Ruby
                             Title:   Secretary

                             By  /s/  Edward MacNeil
                               -----------------------------------
                             Name: Edward MacNeil
                             Title: Vice President


                             924689 Ontario Inc.


                             By  /s/  G. Mary Ruby
                               -----------------------------------
                             Name:    G. Mary Ruby
                             Title:   Secretary

                             By  /s/  Edward MacNeil
                               -----------------------------------
                             Name: Edward MacNeil
                             Title: Vice President

                             IMAX (Titanica) Ltd.


                             By  /s/  G. Mary Ruby
                               -----------------------------------
                             Name:    G. Mary Ruby
                             Title:   Secretary

                             By  /s/  Edward MacNeil
                               -----------------------------------
                             Name: Edward MacNeil
                             Title: Vice President


                             IMAX (Titanic) Inc.


                             By  /s/  G. Mary Ruby
                               -----------------------------------
                             Name:    G. Mary Ruby
                             Title:   Secretary

                             By  /s/  Edward MacNeil
                               -----------------------------------
                             Name: Edward MacNeil
                             Title: Vice President


                             IMAX Music Ltd.


                             By  /s/  G. Mary Ruby
                                -----------------------------------
                             Name:    G. Mary Ruby
                             Title:   Secretary

                             By  /s/  Edward MacNeil
                               -----------------------------------
                             Name: Edward MacNeil
                             Title: Vice President


                             IMAX Theatre Holding (Brossard) Inc.


                             By  /s/  G. Mary Ruby
                               -----------------------------------
                             Name:    G. Mary Ruby
                             Title:   Secretary

                             By  /s/  Edward MacNeil
                               -----------------------------------
                             Name: Edward MacNeil
                             Title: Vice President

                             IMAX Film Holding Co.


                             By  /s/  G. Mary Ruby
                               -----------------------------------
                             Name:    G. Mary Ruby
                             Title:   Secretary

                             By  /s/  Edward MacNeil
                               -----------------------------------
                             Name: Edward MacNeil
                             Title: Vice President


                             IMAX Indianapolis LLC


                             By  /s/  G. Mary Ruby
                               -----------------------------------
                             Name:    G. Mary Ruby
                             Title:   Secretary

                             By  /s/  Edward MacNeil
                               -----------------------------------
                             Name: Edward MacNeil
                             Title: Vice President


                             IMAX Pictures Corporation


                             By  /s/  G. Mary Ruby
                               -----------------------------------
                             Name:    G. Mary Ruby
                             Title:   Secretary

                             By  /s/  Edward MacNeil
                               -----------------------------------
                             Name: Edward MacNeil
                             Title: Vice President


                             Immersive Entertainment Inc.


                             By  /s/  G. Mary Ruby
                               -----------------------------------
                             Name:    G. Mary Ruby
                             Title:   Secretary

                             By  /s/  Edward MacNeil
                               -----------------------------------
                             Name: Edward MacNeil
                             Title: Vice President

                             IMAX Providence General Partner Co.


                             By  /s/  G. Mary Ruby
                               -----------------------------------
                             Name:    G. Mary Ruby
                             Title:   Secretary

                             By  /s/  Edward MacNeil
                               -----------------------------------
                             Name: Edward MacNeil
                             Title: Vice President


                             IMAX Providence Limited Partner Co.


                             By  /s/  G. Mary Ruby
                               -----------------------------------
                             Name:    G. Mary Ruby
                             Title:   Secretary

                             By  /s/  Edward MacNeil
                               -----------------------------------
                             Name: Edward MacNeil
                             Title: Vice President


                             IMAX Theatre Holding (California I) Co.


                             By  /s/  G. Mary Ruby
                               -----------------------------------
                             Name:    G. Mary Ruby
                             Title:   Secretary

                             By  /s/  Edward MacNeil
                               -----------------------------------
                             Name: Edward MacNeil
                             Title: Vice President


                             IMAX Theatre Holding (California II) Co.


                             By  /s/  G. Mary Ruby
                               -----------------------------------
                             Name:    G. Mary Ruby
                             Title:   Secretary

                             By  /s/  Edward MacNeil
                               -----------------------------------
                             Name: Edward MacNeil
                             Title: Vice President

                             IMAX Theatre Holding (Nyack I) Co.


                             By  /s/  G. Mary Ruby
                               -----------------------------------
                             Name:    G. Mary Ruby
                             Title:   Secretary

                             By  /s/  Edward MacNeil
                               -----------------------------------
                             Name: Edward MacNeil
                             Title: Vice President


                             IMAX Theatre Holding (Nyack II) Co.


                             By  /s/  G. Mary Ruby
                               -----------------------------------
                             Name:    G. Mary Ruby
                             Title:   Secretary

                             By  /s/  Edward MacNeil
                               -----------------------------------
                             Name: Edward MacNeil
                             Title: Vice President


                             IMAX Theatre Management (Scottsdale), Inc.


                             By  /s/  G. Mary Ruby
                               -----------------------------------
                             Name:    G. Mary Ruby
                             Title:   Secretary

                             By  /s/  Edward MacNeil
                               -----------------------------------
                             Name: Edward MacNeil
                             Title: Vice President


                             Panda Productions Inc.


                             By  /s/  G. Mary Ruby
                               -----------------------------------
                             Name:    G. Mary Ruby
                             Title:   Secretary

                             By  /s/  Edward MacNeil
                               -----------------------------------
                             Name: Edward MacNeil
                             Title: Vice President

                             Strategic Sponsorship Corporation


                             By  /s/  G. Mary Ruby
                               -----------------------------------
                             Name:    G. Mary Ruby
                             Title:   Secretary

                             By  /s/  Edward MacNeil
                               -----------------------------------
                             Name: Edward MacNeil
                             Title: Vice President


                             Tantus II Films Ltd.


                             By  /s/  G. Mary Ruby
                               -----------------------------------
                             Name:    G. Mary Ruby
                             Title:   Secretary

                             By  /s/  Edward MacNeil
                               -----------------------------------
                             Name: Edward MacNeil
                             Title: Vice President


                             RPM Pictures Ltd.


                             By  /s/  G. Mary Ruby
                               -----------------------------------
                             Name:    G. Mary Ruby
                             Title:   Secretary

                             By  /s/  Edward MacNeil
                               -----------------------------------
                             Name: Edward MacNeil
                             Title: Vice President

The foregoing Purchase Agreement is hereby confirmed and accepted as of the date first above written.


CREDIT SUISSE FIRST BOSTON LLC


         By  /s/  Thomas C. Davidov
           -------------------------------
         Name:    Thomas C. Davidov
         Title:   Director

         Acting on behalf of itself
         and as the sole Representative
         of the several Purchasers

                                   SCHEDULE A




                                                                                   PRINCIPAL AMOUNT OF
                  MANAGER                                                          OFFERED SECURITIES
                  -------                                                          ------------------
Credit Suisse First Boston LLC........................................               $128,400,000
Jefferies & Company, Inc..............................................                 14,864,000
Wachovia Capital Markets, LLC.........................................                 11,152,000
U.S. Bancorp Piper Jaffray Inc........................................                  5,584,000
                                                                                     ------------
                 Total.......................................                        $160,000,000
                                                                                     ============

                                   SCHEDULE B

                                  SUBSIDIARIES

COMPANY NAME
1329507 Ontario Inc.
924689 Ontario Inc.
Big Frame Theatre Limited Partnership
David Keighley Productions 70 MM Inc.
Imax (Netherlands) B.V.
Imax (Titanic) Inc.
Imax (Titanica) Ltd.
IMAX Chicago Theatre LLC
Imax Entertainment Pte Ltd.
Imax Film Holding Co.
Imax Forum Ride, Inc.
Imax II U.S.A. Inc.
Imax Indianapolis LLC
Imax Japan Inc.
Imax Minnesota Holding Co.
Imax Music Ltd.
Imax Pictures Corporation
Imax Providence General Partner Co.
Imax Providence Limited Partner Co.
Imax Rhode Island Limited Partnership
Imax Sandde Animation Inc.
Imax Scribe Inc.
Imax Space Ltd.
Imax Theatre Holding (Brossard) Inc.
Imax Theatre Holding (California I) Co.
Imax Theatre Holding (California II) Co.
Imax Theatre Holding (Nyack I) Co.
Imax Theatre Holding (Nyack II) Co.
Imax Theatre Holding (OEI), Inc.
Imax Theatre Holding Co.
Imax Theatre Management (Scottsdale), Inc.
Imax Theatre Management Company
Imax Theatre Services Ltd.
Imax U.S.A. Inc.
Immersive Entertainment Inc.
Miami Theatre LLC
Mitey Cinema Inc.
Mountainview Theatre Management Ltd.
Nyack Theatre LLC
Nyack Theatre LLC
Panda Productions Inc.
Ridefilm Corporation
RPM Pictures Ltd.
Sacramento Theatre LLC
Sonics Associates, Inc.
Starboard Theatres Ltd.
Strategic Sponsorship Corporation
Tantus Films Ltd.
Tantus II Films Ltd.
Wire Frame Films Ltd.



                                      B-1